Exhibit 24

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ LESLIE H. WEXNER
Leslie H. Wexner

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ EUGENE M. FREEDMAN
Eugene M. Freedman

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ E. GORDON GEE
E. Gordon Gee

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ V. ANN HAILEY
V. Ann Hailey

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ JAMES L. HESKETT
James L. Heskett

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ DONNA A. JAMES
Donna A. James

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ DAVID T. KOLLAT
David T. Kollat

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ WILLIAM R. LOOMIS, JR.
William R. Loomis, Jr.

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ LEONARD A. SCHLESINGER
Leonard A. Schlesinger

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ JEFFREY B. SWARTZ
Jeffrey B. Swartz

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ ALLAN R. TESSLER
Allan R. Tessler

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ ABIGAIL S. WEXNER
Abigail S. Wexner

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2006 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger, Martyn R. Redgrave and V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March 2006.

/s/ RAYMOND ZIMMERMAN
Raymond Zimmerman